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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2008
                                                           -------------

                           SUGAR CREEK FINANCIAL CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                      0-52532              74-3210459
       -------------                      -------              ----------
(State or other jurisdiction of         (Commission           (IRS Employer
incorporation)                          File Number)         Identification No.)

28 West Broadway, Trenton, Illinois                               62293
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (618) 224-9228
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

          On July 16, 2008, Sugar Creek Financial Corp. (the "Company") issued a press release announcing that the Board of Directors has authorized the funding of a trust that will purchase up to 17,774, or approximately 1.96%, of the Company's outstanding shares. The shares acquired by the trust will be used to fund restricted stock awards under the Company's 2007 Equity Incentive Plan, which was approved by stockholders at the Company's annual meeting held on November 19, 2007. A copy of the Company's press release is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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         (d)      Exhibits

                  Number                    Description
                  ------                    -----------

                  99.1                      Press Release Dated July 16, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUGAR CREEK FINANCIAL CORP.




Date:  July 16, 2008                  By: /s/ Francis J. Eversman
                                          --------------------------------------
                                          Francis J. Eversman
                                          President and Chief Operating Officer